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                                                                    EXHIBIT 10.4

                                                                [EXECUTION COPY]




                      AMENDMENT NO. 1 TO SECURITY AGREEMENT


         AMENDMENT NO. 1 dated as of August 26, 2003 (this "Amendment") to the Security Agreement dated as of August 16, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Bank of America, N.A., as Collateral Agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement referred to below, the "Collateral Agent") for the Secured Parties.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto have entered into Amendment No. 3 dated as of July 14, 2003 ("Amendment No. 3") to the Third Amended and Restated Term Loan and Revolving Credit Agreement dated as of August 2, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Foster Wheeler LLC, certain of its affiliates, the Lenders party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent");

         WHEREAS, Amendment No. 3 requires certain of the Grantors to pledge additional Equity Interests in certain of their subsidiaries;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Security Agreement has the meaning assigned to such term in the Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Security Agreement shall, after the Amendment No. 1 Effective Date, refer to the Security Agreement as amended hereby.

         SECTION 2. Amendments to Security Agreement. (a) Section 2(b) of the Security Agreement is amended by replacing each reference to "Foreign Subsidiary" in clause (ii) thereof with "Exempt Foreign Subsidiary".

         (b) Section 3(a) of the Security Agreement is amended by:

                  (i) inserting the following proviso at the end of clause (i) thereof:

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         provided that any Restricted Collateral in which a security interest is initially granted hereunder after the Amendment No. 3 Effective Date shall secure only the Obligations of the undersigned in respect of Term Loans in an aggregate principal amount of $57,581,000 (including without limitation interest (including Post-Petition Interest) thereon and fees and other Obligations in respect thereof) and Letter of Credit Obligations,

                  (ii) inserting "in which a security interest is initially granted hereunder prior to the Amendment No. 3 Effective Date" after "such Grantor" in clause (iv) thereof.

         (c) Section 5(a) of the Security Agreement is amended by replacing the parenthetical in the second sentence with "(and, in the case of the Pledged Equity in any Foreign Subsidiary, subject to any approvals required under the laws of the jurisdiction of organization of such Foreign Subsidiary)".

         (d) Clause (iii) of Section 5(e) of the Security Agreement is amended by:

                  (i) inserting "or the deadlines established under Section 5.15(b) or 6.17 of the Credit Agreement, as the case may be)" after "Effective Date";

                  (ii) replacing the reference to "clause (ii)" with "clause
         (iii)"; and

                  (iii) inserting "(other than any such actions required in connection with the pledges described on Schedule VIII hereof which shall be taken by the deadlines established under Section 5.15(b) or 6.17, as the case may be, of the Credit Agreement)" at the end thereof.

         (e) Section 9 of the Security Agreement is amended by inserting "As of the date hereof," at the beginning of each of (i) each sentence in subsection
(a), (ii) the first sentence in subsection (e) and (iii) subsection (i)(iii).

         (f) Section 9(g) of the Security Agreement is amended by inserting "(other than any such actions required in connection with the pledges described on Schedule VIII hereof which shall be taken by the deadlines established under
Section 5.15(b) or 6.17, as the case may be, of the Credit Agreement)" at the end of each of clauses (i)(z), (ii)(w) and (ii)(y) thereof.

         (g) Section 20(c) of the Security Agreement is amended by inserting the following proviso at the end thereof:


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         ; and provided further that the foregoing provisions as to the application of proceeds of Restricted Collateral are subject to the limitations specified in Section 3(a).

         (h) Schedule VIII hereto is added to the Security Agreement as Schedule VIII thereto.

         SECTION 3. Representations and Warranties. Each Grantor represents and warrants that (i) the representations and warranties of such Grantor set forth in the Security Agreement will be true on and as of the Amendment No. 1 Effective Date (except with respect to representations and warranties which specifically refer to an earlier date, which shall be true as of such earlier date) and (ii) no Potential Default or Event of Default will have occurred and be continuing on the Amendment No. 1 Effective Date.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment No. 1 Effective Date") when the Administrative Agent shall have received from each Grantor a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to counsel to the Administrative Agent) that such party has signed a counterpart hereof.

         SECTION 7. Inconsistency with Foreign Pledge Agreements. In the event that a Potential Default or Event of Default arises by virtue of a misrepresentation or breach of warranty in, or a failure to perform any undertaking imposed by, any Security Document governed by foreign law and covering Collateral consisting exclusively of Equity Interests in, Indebtedness owed by or assets owned by one or more Foreign Subsidiaries (a "Foreign Pledge Agreement"), which Potential Default or Event of Default would not exist if the related Collateral and the grant of a Lien therein were governed exclusively by this Security Agreement, then the Potential Default or Event of Default existing under such Foreign Pledge Agreement shall be deemed a Potential Default or Event of Default, as the case may be, solely for purposes of such Foreign Pledge Agreement and not for purposes of any other Loan Document.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATTEST:                               FOSTER WHEELER LLC
                                      By: Foster Wheeler Holdings Ltd.
                                          (formerly known as Foreign Holdings
                                          Ltd.), its sole member

By: /s/Steven I. Weinstein            By:   /s/ Ryan J. Esko
    ------------------------------        -----------------------------------
    Name:  Steven I. Weinstein            Name:    Ryan J. Esko
    Title: Vice President &               Title:   Treasurer
           Deputy General Counsel


                                       FOSTER WHEELER USA
                                         CORPORATION

                                       By: /s/ Ryan J. Esko
                                           -----------------------------------
                                           Name:   Ryan J. Esko
                                           Title:  Treasurer


                                       FOSTER WHEELER POWER GROUP,
                                         INC.

                                       By:    /s/ Ryan J. Esko
                                           -----------------------------------
                                           Name:   Ryan J. Esko
                                           Title:  Treasurer


                                       FOSTER WHEELER ENERGY
                                         CORPORATION

                                       By:    /s/ Ryan J. Esko
                                           -----------------------------------
                                           Name:   Ryan J. Esko
                                           Title:  Treasurer




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                                    FOSTER WHEELER LTD.

                                    By: /s/ Ryan J. Esko
                                        ----------------------------------------
                                        Name:  Ryan J. Esko
                                        Title: Treasurer


                                    FOSTER WHEELER HOLDINGS LTD.
                                      (formerly known as Foreign Holdings
                                      Ltd.)

                                    By: /s/ Ryan J. Esko
                                        ----------------------------------------
                                        Name:  Ryan J. Esko
                                        Title: Treasurer


                                    FOSTER WHEELER INC.

                                    By: /s/ Ryan J. Esko
                                        ----------------------------------------
                                        Name: Ryan J. Esko
                                        Title:Treasurer


                                    FOSTER WHEELER
                                      INTERNATIONAL HOLDINGS,
                                        INC.

                                    By: /s/ Ryan J. Esko
                                        ----------------------------------------
                                        Name:  Ryan J. Esko
                                        Title: Treasurer




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                               EQUIPMENT CONSULTANTS, INC.
                               FOSTER WHEELER ASIA LIMITED
                               FOSTER WHEELER CAPITAL &
                                 FINANCE CORPORATION
                               FOSTER WHEELER CONSTRUCTORS,
                                 INC.
                               FOSTER WHEELER DEVELOPMENT
                                 CORPORATION
                               FOSTER WHEELER ENERGY
                                 MANUFACTURING, INC.
                               FOSTER WHEELER ENERGY
                                 SERVICES, INC.
                               FOSTER WHEELER ENVIRESPONSE,
                                 INC.
                               FOSTER WHEELER ENVIRONMENTAL
                                 CORPORATION
                               FOSTER WHEELER FACILITIES
                                 MANAGEMENT, INC.
                               FOSTER WHEELER INTERNATIONAL
                                 CORPORATION
                               FOSTER WHEELER POWER SYSTEMS,
                                 INC.
                               FOSTER WHEELER PYROPOWER, INC.
                               FOSTER WHEELER REAL ESTATE
                                 DEVELOPMENT CORP.
                               FOSTER WHEELER REALTY
                                 SERVICES, INC.
                               FOSTER WHEELER VIRGIN ISLANDS,
                                 INC.
                               FOSTER WHEELER ZACK, INC.
                               FW MORTSHAL, INC.
                               FW TECHNOLOGIES HOLDING, LLC
                               HFM INTERNATIONAL, INC.
                               PROCESS CONSULTANTS, INC.
                               PYROPOWER OPERATING SERVICES
                                COMPANY, INC.


                               By:  /s/ Ryan J. Esko
                                    -----------------------------------------
                                    Name:   Ryan J. Esko
                                     Title: Treasurer



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                             PERRYVILLE III TRUST

                             By:   THE BANK OF NEW YORK, not in
                                   its individual capacity but solely in
                                   its capacity as the Owner Trustee of
                                   the Perryville III Trust

                             By:   /s/ Kalliope E. Katheris
                                   --------------------------------------------
                                   Name:  Kalliope E. Kateris
                                   Title: Assistant Vice President



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                                                        Schedule VIII to the
                                                          Security Agreement


                           LOCAL LAW PLEDGE AGREEMENTS

Pledge agreements under Bermuda law relating to pledges of:
1.  Equity Interests in FWPI Ltd.
2.  Equity Interests in FW European E&C Ltd.
3.  Equity Interests in Continental Finance Company Ltd.

Pledge agreements under English law relating to pledges of:
1.  Equity Interests in Foster Wheeler Europe Limited.
2.  Equity Interests in Foster Wheeler Limited.

Pledge agreements under Dutch law relating to pledges of:
1.  Equity Interests in FW Netherlands C.V.
2.  Equity Interests in FW Energie B.V.

Pledge agreement under Italian law relating to pledge of Equity Interests in Foster Wheeler Continental Europe S.r.l.

Pledge agreement under Spanish law relating to pledge of Equity Interests in Foster Wheeler Iberia S.A.

Pledge agreement under Luxembourg law relating to pledges of Equity Interests in Financial Services S.a.r.l.

Pledge agreement under Hungarian law relating to pledge of Equity Interests in FW Hungary Licensing LLC.